                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of PCD Inc. (the "Company") on Form 10-Q for the period ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John L. Dwight, Jr., Chief Executive Officer of the Company, certify, pursuant to U.S.C.
Sections. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 29, 2003 (the last date of the period covered by the Report).

                                                   /s/ John L. Dwight, Jr.
                                                   -----------------------
                                                   John L. Dwight, Jr.
                                                   Chief Executive Officer
                                                   June 19, 2003